Manitex International, Inc. Conference Call Fourth Quarter and Full Year 2009 March 25th 2010 Exhibit 99.2

Forward Looking Statements
& Non GAAP Measures
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,”
“estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-
looking statements. These factors and additional information are discussed in the Company's filings with the Securities and
Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-
looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s fourth quarter 2009 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.

Overview
• 2009 most difficult year in over 50 years, but many accomplishments:
–
Expanded and extended our credit facility
–
Continued increase in market share in our key boom truck market
–
Complementary additions of the Badger and Load King brands to our product mix
–
Remained cash flow positive
–
Developed  new products for key growth markets
–
Significantly improved our gross margins
–
Exceeded our International expansion targets and received numerous military orders
• Positive cash flow in 2009:
–
2009 full year cash generation of $2.2m from operating activities
–
Compliant with  debt covenants, available liquidity of $2.2m as at December 31, 2009
• Cost control program remains strong:
–
Gross margin % : 2009 = 20%; 2008 = 16%; Q4-2009 = 23%
–
$12.4 million reduction in manufacturing expenses, R&D & SG&A expenses in 2009
• Outlook: Anticipate Q1-2010 revenues of approximately $20m

Key Figures - Quarterly
USD thousands
Q4-2009 Q3-2009 Q4-2008
Net sales $14,934* $15,063 $27,792
% change compared to Q4-2009 -0.9% -46%
Gross profit 3,444 2,208 4,543
Gross margin %
23.1% 14.7% 16.3%
Operating Expenses
Includes :Benefit from bargain purchase gain
Restructuring costs
776
(2,915)
75
2,046
(900)
27
3,797
-
93
Net Income (loss) from continuing operations 3,842 (147) 261
Working capital (excluding 2009 acquisitions) 21,763 22,185 23,623
Current ratio 2.8 2.8 2.4
Debt 33,511 30,294 28,061
*Net sales in Q4-2009 excludes $3.4m of material handling product shipped in Q4-2009 but recognized as revenue in Q1-2010

Net Income from Continuing Operations
Reconciliation
$000 Three months ended
December 31, 2009
Twelve months ended
December 31, 2009
Net income from continuing
operations
$3,842 $3,639
Gain on bargain purchase (2,915) (3,815)
Net income (loss) from
continuing operations excluding
bargain purchase gain
$927 $(176)
There were no bargain purchase gains for either of the three or twelve month periods ending December 31,
2008.

Q4-2009 Operating Performance
$000 $000
Q4-2008 Net income from continuing operations $           261
Gross profit impact of reduced sales
(Q4-2009 sales less Q4-2008 sales at Q4-2008 gross profit % of
16.3%)
(2,101)
Benefit from improved margin
(Q4-2009 gross profit % - Q4-2008 gross profit % multiplied by  Q4-
2009 sales)
1,002
Reduction in gross margin (1,099)
Operating expenses and restructuring costs 106
Gain on acquisition of Load King 2,915
Other income / (expense) (45)
Tax 1,704
Q4-2009 Net income from continuing operations $        3,842

Key Figures - Annual
USD thousands
2009 2008 2007
Net sales $55,887* $106,341 $106,946
% change compared to 2009 (47%) (48%)
Gross profit 11,157 17,465 19,919
Gross margin %
20% 16% 19%
SG&A Expenses 10,537 12,909 12,758
Net Income from continuing operations 3,639* 1,799 2,126
Cash flow from operating activities 2,243 (1,561) 1,140
Backlog 22,122 15,703 45,100
% change compared to 2009
41% (51%)
*Net sales in 2009 excludes $3.4m of material handling product shipped in Q4-2009 but recognized as revenue in Q1-2010
*Net income from continuing operations in 2009 includes $3.8m gains from bargain purchases

Cost Management Activities
• Objective to balance manufacturing activity with level of demand.
–
All plants working to firm order schedules
–
Full year 2009 manufacturing expenses, excluding 2009 acquisitions, reduced
48% or $7.8 million compared to full year 2008
• Full year 2009 SG&A, corporate and engineering costs, excluding 2009 acquisitions, reduced $4.6 million or 34% compared to full year 2008
• Material cost reductions:
–
Have been relatively small, but more momentum in fourth quarter of 2009
–
Vendor and company inventories have been reducing more slowly due to lower volume throughputs, and some volume discounts lost as smaller quantities purchased
–
In- sourcing and re-sourcing activities have accelerated
$12.4 million savings in 2009 in manufacturing expenses,
R&D and SG&A, compared to 2008

Working Capital
$000 Q4 2009 Q3 2009 Q4 2008
Working Capital excluding
2009 acquisitions
$21,763 $22,185 $23,623
Working Capital $25,578 $23,654 $23,623
Days sales outstanding 67 57 56
Days payable outstanding* 60 59 47
Inventory turns* 2.0 2.0 4.2
Current ratio 2.8 2.8 2.4
•Reduced working capital in “2008 businesses” by $1.9m
*Days payable outstanding and inventory turns adjusted for shipments 12/31/09, not recognized as revenue until Q1-2010

Debt and Liquidity
$000 Q4-2009 Q3-2009 Q4-2008
Total Cash 287 90 425
Total Debt 33,511 30,294 28,061
Total Equity 40,428 36,462 35,014
Net capitalization 73,652 66,666 62,650
Net debt / capitalization 45.1% 45.3% 44.1%
YTD Adj.EBITDA 1,982 1,556 5,416
YTD Adj.EBITDA % of sales 3.5% 3.8% 5.1%
•Increase in debt in Q4: Load King acquisition and stock note $2.8, repayment on notes ($0.5m), usage on lines of credit $0.9m (mainly Liftking)
•Revolver facility size, based on available collateral at December 31 2009 was $19m
•Total availability at December 30 2009 $2.2 million
•Net capitalization is the sum of debt plus equity minus cash.
•Net debt is total debt less cash

11 Sales Trend 2009 – Q1-2010 est. 0 5 10 15 20 25 30 $000 Q4-2008 Q1-2009 Q2-2009 Q3-2009 Q4-2009 Q1-2010 est Q1-2010 estimated

Cranes Commercial Update
•
Focus remains on continuing product development and customer contact
–
Market share +7% in 2009
–
Customer feedback indicates Q1 & Q2-2010 will approximate Q4-2009, but steady increase thereafter
•
Power Distribution Segment:
–
New 50155 crane successful launch with key competitive advantages. Additional upgrade added in Q1 2010 to extend available market to electrical contractors
•
Oil Field Service & Mining Segments
–
More favorable economics from oil and copper pricing
–
First orders for Q3 / Q4 for trailer mounted crane with new global customer
–
50 ton crane upgraded with “Heavy Lift” version to compete with Truck cranes
•
Rental Consolidators & International
–
New business wins and long term supply contract secured in 2009
–
New U.A.E. dealer to increase Manitex international shipments from 10% in 2009 to
20% in 2010
•
Badger successful launch of rough terrain crane in Q4-2009
–
Targeted at Railroad and refineries

Summary
• Industry appears stabilized but remains challenging
• Commercial successes continue to show strength of product:
– Growth in backlog of 46% at December 31, 2009
– $8 million of recent order wins announced this week
• Cash focus remains strong
• Cost control measures in place and effective. Employees remain focused which is a tribute to their commitment and for which we are very thankful
• Q1-2010 sales outlook of approximately $20 million